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                                                                    EXHIBIT 99.3

                         Class A Shares Option Agreement

                                     Between

                                  SONICA3, INC.

                                       and

                             VIA TECHNOLOGIES, INC.


                                 January 3, 2001


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                                TABLE OF CONTENTS

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
1.   Purchase and Sale of Class A Shares........................................................................1

     1.1    Option to Purchase Class A Shares...................................................................1
     1.2    Transfer and Sale of Class A Common Stock...........................................................2
     1.3    Closing.............................................................................................2

2.   Representations and Warranties of VIA .....................................................................2

     2.1    Incorporation of Representations and Warranties from Investment Agreement...........................2
     2.2    Liens; Restrictions.................................................................................2
     2.3    Governmental Consents...............................................................................2

3.   Representations and Warranties of VIA .....................................................................2

     3.1    Incorporation of Representations and Warranties from Investment Agreement...........................2
     3.2    Purchase Entirely for Own Account; Purchase for Investment..........................................3
     3.3    Reliance Upon Investors' Representations............................................................3
     3.4    Restricted Securities...............................................................................3
     3.5    Legends.............................................................................................3

4.   Conditions of VIA's Obligations at Closing.................................................................4

     4.1    Representations and Warranties......................................................................4
     4.2    Performance.........................................................................................4
     4.3    Qualifications......................................................................................4

5.   Conditions of Sonica3's Obligations at Closing.............................................................4

     5.1    Representations and Warranties......................................................................4
     5.2    Performance.........................................................................................4
     5.3    Qualifications......................................................................................4

6.   Miscellaneous..............................................................................................4

     6.1    Entire Agreement....................................................................................4
     6.2    Survival of Representations, Warranties and Covenants...............................................4
     6.3    Successors and Assigns..............................................................................4
     6.4    Notices.............................................................................................5
     6.5    Governing Law.......................................................................................5
     6.6    Counterparts........................................................................................5
     6.7    Titles and Subtitles................................................................................5
     6.8    Amendments and Waivers..............................................................................5
     6.9    Severability........................................................................................5
     6.10   Further Assurances..................................................................................5
     6.11   California Corporate Securities Law.................................................................6

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                         CLASS A SHARES OPTION AGREEMENT

     CLASS A SHARES OPTION AGREEMENT (this "Agreement"), dated as of January 3, 2001, by and between Sonica3, Inc., a corporation organized under the laws of the State of Delaware ("Sonica3") and a wholly-owned subsidiary of SONICblue Incorporated, a corporation organized under the laws of the State of Delaware, formerly known as S3 Incorporated ("SONICblue"), and VIA Technologies, Inc., a corporation organized under the laws of Taiwan ("VIA").

                               W I T N E S S E T H

     WHEREAS, pursuant to an Amended and Restated Investment Agreement (the "Investment Agreement") dated as of August 28, 2000, and a Joint Venture Agreement (the "Joint Venture Agreement"), SONICblue and VIA have agreed to form a corporate joint venture ("JV") for the purpose of manufacturing and distributing graphics products and conducting related research and development activities; and

     WHEREAS, as part of the transactions contemplated by the Investment Agreement, SONICblue designated Sonica3 to receive 100,000,000 shares of the Class A common stock of JV (the "Class A Shares"), and Sonica3 agreed to grant an option to VIA to purchase the Class A Shares pursuant to the terms and conditions set forth in this Agreement.

     Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Investment Agreement.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, the parties hereto hereby agree as follows:

     1.   Purchase and Sale of Class A Shares.

          1.1 Option to Purchase Class A Shares . Sonica3 hereby grants to VIA an option to purchase 100,000,000 Class A Shares from Sonica3 (the "Option"), at the Purchase Price (as defined below) at any time after the date hereof until exercised in full. VIA shall notify Sonica3 of its exercise of the Option to purchase all but not a portion of the Class A Shares by written notice (the "Option Exercise Notice") given in compliance with Section 6.4 hereof. At any time after the occurrence of one of the following events, Sonica3 may require VIA to purchase from Sonica3 all but not a portion of the Class A Shares (the "Put") in exchange for the Purchase Price:

               (a)  the Intel License is terminated;

               (b) JV fails to pay any royalty obligation pursuant to Section 5.6(e) of the Investment Agreement; or

               (c) SONICblue has paid liquidated damages to JV (whether by setoff or otherwise) pursuant to Section 5.6 of the Investment Agreement.

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     Sonica3 shall notify VIA of its exercise of the Put by written notice (the
"Put Notice") given in compliance with Section 6.4 hereof.

          1.2 Transfer and Sale of Class A Common Stock. After VIA has given notice of its intent to exercise the Option or Sonica3 has given notice of its intent to exercise the Put pursuant to Section 1.1 hereof, as the case may be, subject to the terms and conditions of this Agreement, VIA or its designee shall purchase at the Closing (as defined below) and Sonica3 shall sell and transfer to VIA at the Closing, the Class A Shares, for an aggregate purchase price of ("U.S.") $10,000,000 (the "Purchase Price").

          1.3 Closing. The purchase and sale of the Class A Shares shall take place at the offices of Pillsbury Winthrop LLP, 2550 Hanover Street, Palo Alto, California, at 10:00 a.m. on the fifth business day following the receipt of the Option Exercise Notice by Sonica3 or the Put Notice by VIA, or at such other time and place as Sonica3 and VIA shall mutually agree, either orally or in writing (which time and place are designated as the "Closing"). At the Closing, Sonica3 shall deliver to VIA or its designee a certificate representing the Class A Shares that VIA is purchasing, in exchange for payment of the Purchase Price payable in US dollars by wire transfer or such other form of payment as shall be mutually agreed upon by VIA and Sonica3.

     2. Representations and Warranties of Sonica3. Sonica3 hereby represents and warrants to VIA that:

          2.1 Incorporation of Representations and Warranties from Investment Agreement. The representations and warranties of SONICblue set forth in Sections 3.1, 3.2 and 3.4 of the Investment Agreement, as such representations and warranties are applicable to the transaction contemplated by this Agreement, are true and correct.

          2.2 Liens; Restrictions. The Class A Shares that are being purchased by VIA hereunder, when sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be free of liens and encumbrances and restrictions on transfer, other than restrictions on transfer under this Agreement and under Applicable Laws.

          2.3 Governmental Consents. No consent, approval, qualification, order or authorization of, or filing with, any Governmental Authority is required on the part of Sonica3 in connection with Sonica3's valid execution, delivery or performance of this Agreement and the transfer of the Class A Shares by Sonica3, except such filings as will have been made prior to the Closing or such post-closing filings as may be required under Applicable Laws, which will be timely filed within the applicable periods therefor. Notwithstanding any provisions of this Agreement, Sonica3 is not making and does not make any representations or warranties with respect to the applicability of the laws or regulations of any foreign country to, or the effect of any such laws or regulations upon, the sale of the Class A Shares to VIA.

     3. Representations and Warranties of VIA. VIA hereby represents and warrants that:

          3.1 Incorporation of Representations and Warranties from Investment Agreement. The representations and warranties of VIA set forth in Sections 4.1 and 4.2 of the Investment

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Agreement, as such representations and warranties are applicable to the transaction contemplated by this Agreement, are true and correct.

          3.2 Purchase Entirely for Own Account; Purchase for Investment. This Agreement is made with VIA in reliance upon VIA's representation to Sonica3, which by VIA's execution of this Agreement, VIA hereby confirms, that the Class A Shares to be purchased by VIA will be acquired for investment for VIA's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that VIA has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, VIA further represents that VIA does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Class A Shares.

          3.3 Reliance Upon Investors' Representations. VIA understands that the Class A Shares are not registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to section 4(2) thereof, and that Sonica3's reliance on such exemption is based on VIA's representations set forth herein.

          3.4 Restricted Securities. VIA understands that the Class A Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Class A Shares or an available exemption from registration under the Securities Act, the Class A Shares must be held indefinitely. In particular, VIA is aware that the Class A Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the applicable conditions of that Rule are met.

          3.5 Legends. To the extent applicable, each certificate or other document evidencing any of the Class A Shares issued pursuant to this Agreement shall be endorsed with the legends set forth below, and VIA covenants that, except to the extent such restrictions are waived by JV, VIA shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate:

               (a)  The following legend under the Act:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED."

               (b) Any legend imposed or required by applicable state securities laws.

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     4.   Conditions of VIA's Obligations at Closing. The obligations of VIA to
Sonica3 under Section 1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

          4.1 Representations and Warranties. The representations and warranties of Sonica3 contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          4.2 Performance. Sonica3 shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with on or before the Closing.

          4.3 Qualifications. All authorizations, approvals or permits, if any, of any Governmental Authority of the United States or of any state, or of any foreign country that are required prior to Closing in connection with the transfer and sale of the Class A Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

     5. Conditions of Sonica3's Obligations at Closing. The obligations of Sonica3 to VIA under Section 1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

          5.1 Representations and Warranties. The representations and warranties of VIA contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2 Performance. VIA shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with on or before the Closing.

          5.3 Qualifications. All authorizations, approvals or permits, if any, of any Governmental Authority of the United States or of any state, or of any foreign country that are required prior to Closing in connection with the lawful transfer and sale of the Class A Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

     6.   Miscellaneous.

          6.1 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties in connection with the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.

          6.2 Survival of Representations, Warranties and Covenants. The warranties, representations and covenants of Sonica3 and VIA contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one year.

          6.3 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective

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successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          6.4 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and shall be deemed to have been duly given on the next business day after the same is sent, if delivered personally or sent by telecopy or overnight delivery, or five calendar days after the same is sent, if sent by registered or certified mail, return receipt requested, postage prepaid, to the address set forth on the signature page to this Agreement, or to such other persons or addresses as may be designated in writing in accordance with the terms hereof by the party to receive such notice.

          6.5 Governing Law. This Agreement shall be governed by and construed in accordance with internal laws of the State of Delaware. For purposes of any action or proceeding involving this Agreement, VIA hereby expressly submits to the jurisdiction of all federal and state courts located in the State of California and consents to be served with any process or paper by registered mail or by personal service within or without the State of California.

          6.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          6.7 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          6.8 Amendments and Waivers. This Agreement may be amended or modified and the terms and conditions hereof may be waived, only by a written instrument signed by each of the parties or, in the case of waiver, by the party waiving compliance. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of either party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies provided herein are cumulative and are not exclusive of any rights or remedies that either party may otherwise have at law or in equity.

          6.9 Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable, such illegality, invalidity or unenforceability shall not affect any other provisions of this Agreement, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          6.10 Further Assurances. If at any time at or after the Closing any party shall consider or be advised that any further instruments of conveyance and transfer, assignments, assumptions or assurances in law or any other things are necessary, desirable or proper to otherwise carry out

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the purposes of this Agreement, the parties hereby agree to work together to take steps reasonably necessary to carry out the purposes of this Agreement.

          6.11 California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                                 ***************

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     IN WITNESS WHEREOF, each of the parties have caused this Agreement to be duly executed on its behalf by one of its officers thereunto duly authorized, all as of the date and year first above written.

                                       SONICA3, INC.

                                       By: /s/ Ken Potashner
                                           -------------------------------------
                                           Ken Potashner
                                           Chief Executive Officer



                                       VIA TECHNOLOGIES, INC.

                                       By: /s/ Jonathan Chang
                                           -------------------------------------
                                           Wen-Chi Chen*
                                           President and Chief Executive Officer
                                           *By power of attorney


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